                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                    Pegasus Capital, LLC

Address:                                 C/O Pegasus Capital Advisors, L.P.
                                         99 River Road
                                         Cos Cob, CT 06807

Date of Event Requiring Statement:       03/20/12

Name:                                    PCA LSG Holdings, LLC

Address:                                 C/O Pegasus Capital Advisors, L.P.
                                         99 River Road
                                         Cos Cob, CT 06807

Date of Event Requiring Statement:       03/20/12